Exhibit 1(k)

     RECEIVED                                                 [ILLEGIBLE]
                                                              [ILLEGIBLE]
    JUL 03 1991               SCUDDER FUNDS TRUST         BOSTON, MA [ILLEGIBLE]
                             CERTIFICATE OF AMENDMENT
 SECRETARY OF STATE
CORPORATION DIVISION

The undersigned, being at least a majority of the duty elected and qualified Trustees of Scudder Funds Trust, a business trust organized under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated December 21, 1987, as amended, do hereby certify that the Shareholders of said Trust, by the favorable vote on June 5, 1991 of a majority of the shares outstanding and entitled to vote, adopted amendments to the Declaration of Trust striking out Section 1.2 subsections (k), (m) and (r), Sections 5.1, 5.9 and 5.13, Section 6.6 and Section 7.1 and inserting in lieu thereof the following:

Article I, Section 1.2, subsections (k), (m) and (r):

(k) "Series" individually or collectively means the two or more Series as may be established and designated from time to time by the Trustees pursuant to Section
5.11 hereof. Unless the context otherwise requires, the term "Series" shall include Classes into which shares of the Trust, or of a Series, may be divided from time to time.

(m) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established by the Trustees and includes fractions of Shares as well as whole Shares. "Outstanding Shares" means those shares shown from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the Treasury of the Trust.

(r) "Class" means the two or more Classes as may be established and designated from time to time by the Trustees pursuant to Section 5.13 hereof.

     Article V, Sections 5.1, 5.9 and 5.13:

Section 5.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.11 and Section 5.13 hereof, par value $.O1 per share. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

Section 5.9. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.12; (ii) for the removal of Trustees as provided in Section 2.13; (iii) with respect to any investment advisory or management contract entered into pursuant to Section 3.2; (iv) with respect to termination of the Trust as provided in Section 8.2; (v) with respect to any amendment of this Declaration to the extent and as provided in Section 8.3; (vi) with respect to any merger, consolidation or sale of assets as provided in Section 8.4; (vii) with respect to incorporation of the Trust, or any Series to the extent and as provided in Section 8.5; (viii) to the same extent as the stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series or Class thereof or the Shareholders (provided, however, that a Shareholder of a particular Series or Class shall not be entitled to a derivative or class action on behalf of any other Series or Class (or Shareholder of any other Series or Class) of the Trust); (ix) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (x) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any Series or Class of Shares, establish or reserve the right to establish conditions under which the several Series or Classes shall have separate voting rights or, if a Series or Class would not, in the sole judgment of the Trustees, be materially affected by a proposal, no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-laws to be taken by Shareholders. The By-laws [illegible] include further provisions for Shareholders' votes and meetings and related matters.

Section 5.13. Class Designation. The Trustees, in their discretion, may authorize the division of the Sha [illegible] of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and different Classes shall be established and designated, and the variations in the relative rights and preference as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares [illegible] the Trust or of any Series shall be identical to all other Shares of the Trust or the same Series, as the case may be, except that there may be variations between different classes as to allocation of expenses, right redemption, special and relative rights as to dividends and on liquidation, conversion rights, and condition under which the several Classes shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all Classes as the context may require.

If the Trustees shall divide the Shares of the Trust or any Series into two or more Classes, the following provisions shall be applicable:

(a) All provisions herein relating to the Trust. or any Series of the Trust, shall apply equally to each Class Shares of the Trust or of any Series of the Trust, except as the context requires otherwise.

(b) The number of Shares of each Class that may be issued shall be unlimited. The Trustees may class or reclassify any unissued Shares of the Trust or any Series or any Shares previously issued and reacquired of any Class of the Trust or of any Series into one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Class), reissue such consideration and on such terms as they may determine, or cancel any Shares of any Class reacquired by the Trust at their discretion from time to time.

(c) Liabilities, expenses, costs, charges and reserves related to the distribution of, and other identification expenses that should properly be allocated to, the Shares of a particular Class may be charged to and bor [illegible] solely by such Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected (in a manner determined by the Trustees) and cause differences in the net asset value attributable to, a [illegible] the dividend, redemption and liquidation rights of, the Shares of different Classes. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes.

(d) The establishment and designation of any Class of Shares shall be effective upon the execution of majority of the then Trustees of an instrument setting forth such establishment and designation and the relati [illegible] rights and preferences of such Class, or as otherwise provided in such instrument. The Trustees may, by instrument executed by a majority of their number, abolish any Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to t [illegible] Declaration.

     Article VI, Section 6.6:

Section 6.6. Redemption of Shareholder's Interest. The Trust shall have the right at any time without pr [illegible] notice to the shareholder to redeem Shares of any shareholder for their then current net asset value per Share if at such time the shareholder owns Shares having an aggregate net asset value of less than an amount [illegible] from time to time by the Trustees subject to such terms and conditions as the Trustees may approve, a [illegible] subject to the Trust's giving general notice to all shareholders of its intention to avail itself of such right, eit [illegible] by publication in the Trust's registration statement, if any, or by such other means as the Trustees m [illegible] determine.

     Article VII, Section 7.1:

Section 7.1. Net Asset Value. The value of the assets of the Trust or any Series of the Trust shall be determin [illegible] by appraisal of the securities of the Trust or allocated to such Series, such appraisal to be on the basis of [illegible] amortized cost of such securities in the case of money market securities, market value in the case of ot [illegible] the securities, or by such other method as shall be deemed to reflect the fair value thereof, determined in go [illegible] by or under the direction of the Trustees. From the total value of said assets, there shall be deducted indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book prof [illegible] expenses and management charges accrued to the appraisal date, net income determined and declared a distribution and all other items in the nature of liabilities attributable to the Trust or such Series or Cla [illegible] thereof which shall be deemed appropriate. The net asset value of a Share shall be determined by dividi [illegible] the net asset value of the Class, or, if no Class has been established, of the Series, or, if no Series has be [illegible] established, of the Trust, by the number of Shares of that Class, or Series, or of the Trust, as applicab [illegible] outstanding. The net asset value of Shares of the Trust or any Class or Series of the Trust shall be determin [illegible] pursuant to the procedure and methods prescribed or approved by the Trustees in their discretion and as [illegible] forth in the most recent Registration Statement of the Trust as filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Rules thereunder. The net asset value of the Shares shall be determined at least once on each business day, as of the close of trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent or such other Person as the Trustees may determine by resolution or by approving a contract which delegates such duty to another Person. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

     This Certificate may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one certificate.

     IN WITNESS WHEREOF, the undersigned have this day signed this Certificate.

DATE: July 2, 1991


                                       --------------------------------
                                       Thomas J. Devine


                                       --------------------------------
                                       Peter B. Freeman


                                       --------------------------------
                                       Wilson Nolen


                                       --------------------------------
                                       Juris Padegs


                                       /s/ Daniel Pierce
                                       --------------------------------
                                       Daniel Pierce
forth in the most recent Registration Statement of the Trust as filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Rules thereunder. The net asset value of the Shares shall be determined at least once on each business day, as of the close of trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent or such other Person as the Trustees may determine by resolution or by approving a contract which delegates such duty to another Person. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

     This Certificate may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one certificate.

     IN WITNESS WHEREOF, the undersigned have this day signed this Certificate.

DATE: July 2, 1991


                                       --------------------------------
                                       Thomas J. Devine


                                       --------------------------------
                                       Peter B. Freeman


                                       /s/ Wilson Nolen
                                       --------------------------------
                                       Wilson Nolen


                                       --------------------------------
                                       Juris Padegs


                                       --------------------------------
                                       Daniel Pierce
forth in the most recent Registration Statement of the Trust as filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Rules thereunder. The net asset value of the Shares shall be determined at least once on each business day, as of the close of trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent or such other Person as the Trustees may determine by resolution or by approving a contract which delegates such duty to another Person. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

     This Certificate may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one certificate.

     IN WITNESS WHEREOF, the undersigned have this day signed this Certificate.

DATE: July 2, 1991


                                       --------------------------------
                                       Thomas J. Devine


                                       --------------------------------
                                       Peter B. Freeman


                                       --------------------------------
                                       Wilson Nolen


                                       /s/ Juris Padegs
                                       --------------------------------
                                       Juris Padegs


                                       --------------------------------
                                       Daniel Pierce
forth in the most recent Registration Statement of the Trust as filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Rules thereunder. The net asset value of the Shares shall be determined at least once on each business day, as of the close of trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent or such other Person as the Trustees may determine by resolution or by approving a contract which delegates such duty to another Person. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

     This Certificate may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one certificate.

     IN WITNESS WHEREOF, the undersigned have this day signed this Certificate.

DATE: _____________________


                                       --------------------------------
                                       Thomas J. Devine


                                       /s/ Peter B. Freeman
                                       --------------------------------
                                       Peter B. Freeman


                                       --------------------------------
                                       Wilson Nolen


                                       --------------------------------
                                       Juris Padegs


                                       --------------------------------
                                       Daniel Pierce
forth in the most recent Registration Statement of the Trust as filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Rules thereunder. The net asset value of the Shares shall be determined at least once on each business day, as of the close of trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent or such other Person as the Trustees may determine by resolution or by approving a contract which delegates such duty to another Person. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

     This Certificate may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one certificate.

     IN WITNESS WHEREOF, the undersigned have this day signed this Certificate.

DATE: July 5, 1991


                                       /s/ Thomas J. Devine
                                       --------------------------------
                                       Thomas J. Devine


                                       --------------------------------
                                       Peter B. Freeman


                                       --------------------------------
                                       Wilson Nolen


                                       --------------------------------
                                       Juris Padegs


                                       --------------------------------
                                       Daniel Pierce


                                        3